UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       DECEMBER 31, 2006
                                                 -------------------------------

                           DARLING INTERNATIONAL INC.
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     000-24620                36-2495346
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


            251 O'CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
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                  (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code:        (972) 717-0300
                                                    ----------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 31, 2006, Darling International Inc. (the "Company") and Trust Company of the West, a California trust company, not in its individual capacity but only as trustee of the trust established pursuant to an Individual Trust Agreement, dated as of January 31, 1987, as amended, between The Boilermaker-Blacksmith National Pension Trust and itself (the "Trust"), executed Amendment No. 1 to Claim Purchase Agreement ("Amendment No. 1"). Amendment No. 1 amends that certain Claim Purchase Agreement (the "Agreement"), dated as of October 12, 2006, by and between the Company and the Trust. Under the terms of the Agreement, either of the Company or the Trust may terminate the Agreement if the transactions contemplated thereunder have not been consummated by December 31, 2006 (the "Outside Date"). Amendment No. 1 extends the Outside Date to March 31, 2007.

         All other terms and conditions of the Claim Purchase Agreement remain unchanged. A copy of the Agreement was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K, filed on October 18, 2006.

         The above summary of Amendment No. 1 in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of Amendment No. 1 attached hereto as Exhibit 2.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

                  2.1 Amendment No. 1 to Claim Purchase Agreement, dated as of December 31, 2006, by and between Darling International Inc. and Trust Company of the West as trustee of the trust established pursuant to an Individual Trust Agreement between the Boilermaker-Blacksmith National Pension Trust and itself.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DARLING INTERNATIONAL INC.

Date:  January 2, 2007              By: /s/ John O. Muse
                                            ---------------------------------
                                            John O. Muse
                                            Executive Vice President
                                            Finance and Administration

                                  EXHIBIT LIST

   2.1 Amendment No. 1 to Claim Purchase Agreement, dated as of December 31, 2006, by and between Darling International Inc. and Trust Company of the West as trustee of the trust established pursuant to an Individual Trust Agreement between the Boilermaker-Blacksmith National Pension Trust and itself.